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                                                                   EXHIBIT 99(B)

            CERTIFICATION BY THE CHIEF FINANCIAL OFFICER RELATING TO
               THE ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS

     I, Arthur B. Winkleblack, Executive Vice President and Chief Financial Officer of H. J. Heinz Company, a Pennsylvania corporation (the "Company"), hereby certify that, to my knowledge:

     1. The Company's annual report on Form 10-K for the fiscal year ended April 30, 2003 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 24, 2003

                                         /s/ ARTHUR B. WINKLEBLACK
                                         ---------------------------------------
                                         Name: Arthur B. Winkleblack
                                         Title: Executive Vice President and
                                         Chief
                                              Financial Officer